                                                                    EXHIBIT 10.6
                                                                    ------------
                                FIRST AMENDMENT
                                      TO
                             PARENT LOAN AGREEMENT

     THIS FIRST AMENDMENT TO PARENT LOAN AGREEMENT (this "Amendment"), dated as
                                                          ---------
 of the 9th day of July, 1999 (the "Amendment Date"), by and among AMERICAN
                                    --------------
TOWER CORPORATION, a Delaware corporation (the "Borrower"), the FINANCIAL
                                                --------
INSTITUTIONS SIGNATORY HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Lenders (as defined in
                           --------------------
the Loan Agreement defined below);


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Parent Loan Agreement dated as of June 16, 1998 (as amended, modified, supplemented and restated from time to time, the "Loan Agreement");
                                                            --------------
and

     WHEREAS, the Borrower has requested, and the Lenders have agreed, on the terms and subject to the conditions set forth herein, to make certain amendments to the Loan Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.  Amendments to Article 1.
         -----------------------

     (a)  Article 1 of the Loan Agreement, Definitions, is hereby amended by
                                           -----------
adding the following new definitions of "Broker/Dealer" and "communications
                                         -------------       --------------
site" thereto in appropriate alphabetical order:
----

     "'Broker/Dealer' shall mean, with respect to any Investment or Acquisition
      -------------
     permitted under Section 7.6(a) hereof, (a) any broker/dealer (acting as principal) registered as a broker or a dealer under Section 15 of the Exchange Act, the unsecured short-term debt obligations of which are rated "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., at the time of entering into such Investment or Acquisition or (b) an unrated, broker/dealer, acting as principal, that is a wholly-owned Subsidiary of a non-bank or bank holding company, the unsecured short-term debt obligations of which are rated "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poor's Ratings

     Group, a division of The McGraw-Hill Companies, Inc., at the time of entering into such Investment or Acquisition."

          "'communications site' shall mean (a) any undeveloped real property
           -------------------
     and (b) communication towers which have no bona fide customers on the date of acquisition thereof."

     (b) Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the definition of "Subsidiary" in its entirety and by substituting the
                            ----------
following in lieu thereof:

          "'Subsidiary' shall mean, as applied to any Person, (a) any
           ----------
     corporation of which no less than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which no less than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, provided, however, that if such Person and/or such Person's Subsidiaries directly or indirectly own no more than fifty percent (50%) of such Subsidiary's ownership interests, then such Subsidiary's operating or governing documents must require (i) such Subsidiary's net cash after the establishment of reserves be distributed to its equity holders no less frequently than quarterly and (ii) the consent of such Person and/or such Person's Subsidiaries to amend or otherwise modify the provisions of such operating or governing documents requiring such distributions, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person."

     2.   Amendment to Article 7. Section 7.6 of the Loan Agreement, Investments
          ----------------------                                     -----------
and Acquisitions, is hereby amended by deleting subsections (a), (b) and (c)
----------------
thereof in their entirety and by substituting the following in lieu thereof:

          "(a) the Borrower and any Restricted Subsidiary may directly or through a brokerage account or investment adviser (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper, and other short-term obligations and business savings accounts issued by corporations, each of which shall have a combined net worth of at least $100,000,000 and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and whose issuer is, at the time of purchase, rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., (iii) purchase repurchase agreements, bankers' acceptances, and domestic and Eurodollar certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, (A) a United States national or state bank (or any domestic branch of a foreign bank) subject to supervision and examination by federal or state banking or depository institution authorities and having capital, surplus and undivided profits totaling more than $100,000,000 and rated "A" or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or (B) a Broker/Dealer, and (iv) invest in money market funds having a rating from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., in the highest investment category granted thereby;

          (b) so long as no Default then exists or would be caused thereby, any Restricted Subsidiary may establish Unrestricted Subsidiaries and make Investments in such Unrestricted Subsidiaries of up to, in the aggregate, at any time, the sum of (i) $60,000,000, with loans borrowed under the ATS Facility A Loan Agreement or the ATS Facility B Loan Agreement, and (ii) and equity proceeds not used to pay the Separation Obligations or to make Investments permitted under Sections 7.6(c) and (d) hereof'

          (c) so long as no Default then exists or would be caused thereby, and subject to compliance with Section 5.12 hereof, any Restricted Subsidiary may make Acquisitions; provided, however, that Acquisitions described in
                            --------  -------
     clause (iii) of the definition of "Acquisitions" and Acquisitions of other services businesses, such as construction and teleport businesses, shall not exceed at any time, in the aggregate, the sum of (i) $50,000,000, and
     (ii) equity proceeds not used to pay the Separation Obligations after the Agreement Date or to make Investments permitted under Section 7.6(b) and
     (d) hereof;"

     3.   No Other Amendment or Waiver.  Except for the amendments set
          ----------------------------
forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     4.   Representations and Warranties.  The Borrower hereby represents
          ------------------------------
and warrants in favor of each of the Administrative Agent and each Lender that the representations and

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warranties contained in Section 4.1 of the Loan Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the Agreement Date. No Default now exists or will be caused hereby.

     5.   Condition Precedent.  The effectiveness of this Amendment is
          -------------------
subject to the receipt by the Administrative Agent of counterparts hereof executed by the Lenders and the Borrower and of all documents, instruments, consents or items which the Administrative Agent shall deem appropriate in connection herewith.

     6.   Loan Documents.  This document shall be deemed to be a Loan
          --------------
Document for all purposes under the Loan Agreement and the other Loan Documents.

     7.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     8.   Governing Law.  This Amendment shall be construed in accordance
          -------------
with and governed by the laws of the State of New York.

     9.   Severability.  Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                          AMERICAN TOWER CORPORATION


                                   By:  /s/ Joseph Winn
                                      ------------------------------------------

                                   Title:   Chief Financial Officer
                                         ---------------------------------------


ADMINISTRATIVE AGENT
AND LENDERS:                       TORONTO DOMINION (TEXAS), INC., as
                                   Administrative Agent for itself and for the Lenders and as a Lender

                                   By:  /s/ Jeffery R. Lents
                                      ------------------------------------------

                                   Title:   Vice President
                                         ---------------------------------------


                                   ARCHIMEDES FUNDING II, LTD, as a Lender
                                   By: ING Capital Advisors, LLC, as Collateral
                                   Manager

                                   By:  /s/ Helen Y. Rhee
                                      ------------------------------------------

                                   Title:   Vice President and Portfolio Manager
                                         ---------------------------------------


                                   DEBT STRATEGIES FUND, INC., as a Lender


                                   By:  /s/ Joseph P. Matteo
                                      ------------------------------------------

                                   Title:   Authorized Signatory
                                         ---------------------------------------

                                   DEBT STRATEGIES FUND II, INC., as a Lender


                                   By:  /s/ Joseph P. Matteo
                                      ------------------------------------------

                                   Title:   Authorized Signatory
                                         ---------------------------------------


                                   FC CBO II LIMITED, as a Lender


                                   By:  /s/ Mike McCarthy
                                      ------------------------------------------

                                   Title:   Collateral Manager
                                         ---------------------------------------


                                   FIRST DOMINION FUNDING I, as a Lender


                                   By:  /s/ Andrew H. Marshak
                                      ------------------------------------------

                                   Title:   Authorized Signatory
                                         ---------------------------------------


                                   FIRST DOMINION FUNDING II, as a Lender


                                   By:  /s/ Andrew H. Marshak
                                      ------------------------------------------

                                   Title:   Authorized Signatory
                                         ---------------------------------------


                                   FRANKLIN FLOATING RATE TRUST, as a Lender


                                   By:  /s/ Chauncey Lufkin
                                      ------------------------------------------

                                   Title:   Vice President
                                         ---------------------------------------

                                   GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                   Lender

                                   By:  /s/ Mark F. Mylon
                                      ------------------------------------------

                                   Title:   Manager-Operations
                                         ---------------------------------------


                                   ING HIGH INCOME PRINCIPAL PRESERVATION FUND
                                   HOLDINGS, LDC
                                   By: ING Capital Advisors, Inc., as Investment Advisors, Inc., as a Lender

                                   By:  /s/ Helen Y. Rhee
                                      ------------------------------------------

                                   Title:   Vice President and Portfolio Manager
                                         ---------------------------------------


                                   KZH SHOSHONE LLC, as a Lender


                                   By:  /s/ Virginia Conway
                                      ------------------------------------------

                                   Title:   Authorized Agent
                                         ---------------------------------------


                                   MERRILL LYNCH GLOBAL INVESTMENT SERIES INCOME STRATEGIES PORTFOLIO, as a Lender
                                   By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                                   By:  /s/ Joseph P. Matteo
                                      ------------------------------------------

                                   Title:   Authorized Signatory
                                         ---------------------------------------

                                   OCTAGON INVESTMENT PARTNERS II, LLC, as a
                                   Lender
                                   By: Octagon Credit Investors, LLC, as Sub
                                   Investment Managers

                                   By:  /s/ Andrew D. Gordon
                                      ------------------------------------------

                                   Title:   Portfolio Manager
                                         ---------------------------------------


                                   OCTAGON LOAN TRUST, as a Lender
                                   By: Octagon Credit Investors, LLC, as Manager


                                   By:  /s/ Andrew D. Gordon
                                      ------------------------------------------

                                   Title:   Managing Director
                                         ---------------------------------------


                                   SANKATY HIGH YIELD ASSET PARTNERS, L.P., as a Lender

                                   By:  /s/ Diane J. Exter
                                      ------------------------------------------

                                   Title:   Portfolio Manager
                                         ---------------------------------------



                                   SENIOR HIGH INCOME PORTFOLIO, INC., as a
                                   Lender

                                   By:  /s/ Joseph P. Matteo
                                      ------------------------------------------

                                   Title:   Authorized Signatory
                                         ---------------------------------------



                                   UNION BANK OF CALIFORNIA, N.A., as a Lender


                                   By:  /s/ Stender E. Sweeney
                                      ------------------------------------------

                                   Title:   Assistant Vice President
                                         ---------------------------------------